Exhibit 10.01

INCREMENTAL TERM LOAN COMMITMENT AGREEMENT

May 16, 2008

Fairchild Semiconductor International, Inc.

82 Running Hill Road

South Portland, Maine 04106

Fairchild Semiconductor Corporation

82 Running Hill Road

South Portland, Maine 04106

Re:	Incremental Term Loan Commitments

Ladies and Gentlemen:

Reference is hereby made to the Credit Agreement, dated as of June 26, 2006, among Fairchild Semiconductor International, Inc. (“Holdings”), Fairchild Semiconductor Corporation (the “Borrower”), the lenders from time to time party thereto, Deutsche Bank Trust Company Americas, as administrative agent (in such capacity, the “Administrative Agent”), Bank of America, N.A., as syndication agent, and Citicorp USA, Inc., Citizens Bank of Massachusetts and JPMorgan Chase Bank, N.A., as co-documentation agents (as amended, modified or supplemented from time to time, the “Credit Agreement”). Unless otherwise defined herein, capitalized terms used herein shall have the respective meanings set forth in the Credit Agreement.

Each lender (each, an “Incremental Term Loan Lender”) party to this letter agreement (this “Agreement”) hereby severally agrees to provide the Incremental Term Loan Commitment set forth opposite its name on Annex I attached hereto (for each such Incremental Term Loan Lender, its “Incremental Term Loan Commitment”). Each Incremental Term Loan Commitment provided pursuant to this Agreement shall be subject to all of the terms and conditions set forth in the Credit Agreement, including, without limitation, Sections 1.01(e) and 1.14 thereof.

Each Incremental Term Loan Lender, the Borrower and the Administrative Agent acknowledge and agree that the Incremental Term Loan Commitments provided pursuant to this Agreement shall constitute Incremental Term Loan Commitments of the respective Tranche specified in Annex I attached hereto and, upon the incurrence of Incremental Term Loans pursuant to such Incremental Term Loan Commitments, shall constitute Incremental Term Loans under such specified Tranche for all purposes of the Credit Agreement and the other applicable Credit Documents. Each Incremental Term Loan Lender, the Borrower and the Administrative Agent further agree that, with respect to the Incremental Term Loan Commitment provided by each Incremental Term Loan Lender pursuant to this Agreement, such Incremental Term Loan Lender shall receive from the Borrower such upfront fees, unutilized commitment fees and/or other fees, if any, as may be separately agreed to in writing with the Borrower and the Administrative Agent, all of which fees shall be due and payable to such Incremental Term Loan Lender on the terms and conditions set forth in each such separate agreement.

Furthermore, each of the parties to this Agreement hereby agrees to the terms and conditions set forth on Annex I hereto in respect of each Incremental Term Loan Commitment provided pursuant to this Agreement.

Each Incremental Term Loan Lender party to this Agreement, to the extent not already a party to the Credit Agreement as a Lender thereunder, (i) confirms that it is an Eligible Transferee, (ii) confirms that it has received a copy of the Credit Agreement and the other Credit Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement and to become a Lender under the Credit Agreement, (iii) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement and the other Credit Documents, (iv) appoints and authorizes the Administrative Agent and the Collateral Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Credit Documents as are delegated to the Administrative Agent and the Collateral Agent, as the case may be, by the terms thereof, together with such powers as are reasonably incidental thereto, (v) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement and the other Credit Documents are required to be performed by it as a Lender, and (vi) in the case of each Incremental Term Loan Lender organized under the laws of a jurisdiction outside the United States, attaches the forms and/or Section 4.04(b)(ii) Certificate referred to in Section 4.04(b) of the Credit Agreement, certifying as to its entitlement as of the date hereof to a complete exemption from United States withholding taxes with respect to all payments to be made to it by the Borrower under the Credit Agreement and the other Credit Documents.

Upon the date of (i) the execution of a counterpart of this Agreement by each Incremental Term Loan Lender, the Administrative Agent, the Borrower, Holdings and each Subsidiary Guarantor, (ii) the delivery to the Administrative Agent of a fully executed counterpart (including by way of facsimile or other electronic transmission) hereof and (iii) the payment of any fees then due and payable in connection herewith (such date, the “Agreement Effective Date”), each Incremental Term Loan Lender party hereto (x) shall be obligated to make the Incremental Term Loans provided to be made by it as provided in this Agreement on the terms, and subject to the conditions, set forth in the Credit Agreement and in this Agreement and (y) to the extent provided in this Agreement, shall have the rights and obligations of a Lender under the Credit Agreement and under the other applicable Credit Documents.

The Borrower acknowledges and agrees that (i) it shall be liable for all Obligations with respect to the Incremental Term Loan Commitments provided hereby including, without limitation, all Incremental Term Loans made pursuant thereto, and (ii) all such Obligations (including all such Incremental Term Loans) shall be entitled to the benefits of the respective Security Documents and the Guaranties.

Each of the Guarantors (a) acknowledges and consents to the acceptance by the Borrower of the Incremental Term Loan Commitments and the incurrence of the Incremental Term Loans pursuant to the Incremental Term Loan Commitments, (b) agrees that the acceptance by the Borrower of the Incremental Term Loan Commitments and the incurrence of the Incremental Term Loans pursuant to the Incremental Term Loan Commitments shall not (i) operate to reduce or discharge such Guarantor’s obligations under the Credit Documents or (ii) impair or otherwise adversely affect any of the Liens granted by such Guarantor in or pursuant to the Credit Documents, and (c) agrees that the Incremental Term Loans incurred pursuant to the Incremental Term Loan Commitments shall constitute Guaranteed Obligations (as defined in the Credit Agreement and as defined in the Subsidiaries Guaranty) and Obligations (as defined in the Security Documents).

Attached hereto as Annex II is the officers’ certificate required to be delivered pursuant to clause (iii) of the definition of “Incremental Loan Commitment Requirements” appearing in Section 11.01 of the Credit Agreement certifying that the conditions set forth in clauses (i) and (ii) of the definition of “Incremental Loan Commitment Requirements” appearing in Section 11.01 of the Credit Agreement have been satisfied (together with calculations demonstrating same (where applicable) in reasonable detail).

Attached hereto as Annex III are opinions of Gibson, Dunn & Crutcher LLP and Paul D. Delva, counsel to the respective Credit Parties, delivered as required pursuant to clause (v) of the definition of “Incremental Loan Commitment Requirements” appearing in Section 11.01 of the Credit Agreement.

Attached hereto as Annex IV are true and correct copies of officers’ certificates, board of director resolutions and good standing certificates of the Credit Parties required to be delivered pursuant to clause (vi) of the definition of “Incremental Loan Commitment Requirements” appearing in Section 11.01 of the Credit Agreement.

You may accept this Agreement by signing the enclosed copies in the space provided below, and returning one copy of same to us before the close of business on May 16, 2008. If you do not so accept this Agreement by such time, our Incremental Term Loan Commitments set forth in this Agreement shall be deemed canceled.

After the execution and delivery to the Administrative Agent of a fully executed copy of this Agreement (including by way of counterparts and by facsimile or other electronic transmission) by the parties hereto, this Agreement may only be changed, modified or varied by written instrument in accordance with the requirements for the modification of Credit Documents pursuant to Section 13.12 of the Credit Agreement.

In the event of any conflict between the terms of this Agreement and those of the Credit Agreement, the terms of the Credit Agreement shall control.

THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

[SIGNATURE PAGES FOLLOW]

Very truly yours,

BANK OF AMERICA, N.A.

By:	/s/ Jane A. Parker
Name:	Jane A. Parker
Title:	Senior Vice President

JPMORGAN CHASE BANK, N.A.

By:	/s/ David F. Gibbs
Name:	David F. Gibbs
Title:	Managing Director

HSBC BANK USA, N.A.

By:	/s/ Elise Russo
Name:	Elise Russo
Title:	First Vice President

COMERICA BANK

By:	/s/ Chris Rice
Name:	Chris Rice
Title:	Corporate Banking Officer

RBS CITIZENS, NATIONAL ASSOCIATION

By:	/s/ William F. Granchelli
Name:	William F. Granchelli
Title:	Senior Vice President

RAYMOND JAMES BANK, FSB

By:	/s/ Andrew D. Hahn
Name:	Andrew D. Hahn
Title:	Senior Vice President

MERRILL LYNCH BANK USA

By:	/s/ Derek Befus
Name:	Derek Befus
Title:	Vice President

[SIGNATURE PAGES FOLLOW]

DEUTSCHE BANK TRUST COMPANY AMERICAS

By:	/s/ Paul O’Leary
Name:	Paul O’Leary
Title:	Director

DEUTSCHE BANK TRUST COMPANY AMERICAS

By:	/s/ Marcus M. Tarkington
Name:	Marcus M. Tarkington
Title:	Director

GOLDMAN SACHS CREDIT PARTNERS L.P.

By:	/s/ Mark Walton
Name:	Mark Walton
Title:	Authorized Signatory

[SIGNATURE PAGES FOLLOW]

Agreed and Accepted as of the date set forth above.

FAIRCHILD SEMICONDUCTOR CORPORATION,

a Delaware corporation

By:	/s/ Robin A. Sawyer
Name:	Robin A. Sawyer
Title:	Vice President and Corporate Controller

DEUTSCHE BANK TRUST COMPANY AMERICAS

By:	/s/ Paul O’Leary
Name:	Paul O’Leary
Title:	Director

DEUTSCHE BANK TRUST COMPANY AMERICAS

By:	/s/ Marcus M. Tarkington
Name:	Marcus M. Tarkington
Title:	Director

Each Guarantor acknowledges and agrees to each the foregoing provisions of this Incremental Term Loan Commitment Agreement and to the incurrence of the Incremental Term Loans to be made pursuant thereto.

FAIRCHILD SEMICONDUCTOR INTERNATIONAL, INC.,

a Delaware corporation

By:	/s/ Robin A. Sawyer
Name:	Robin A. Sawyer
Title:	Vice President and Corporate Controller

FAIRCHILD SEMICONDUCTOR CORPORATION OF CALIFORNIA, a Delaware corporation

KOTA MICROCIRCUITS, INC., a Colorado corporation
QT OPTOELECTRONICS, INC., a Delaware corporation
QT OPTOELECTRONICS, a California corporation
FAIRCHILD ENERGY, LLC, a Maine limited liability company
ROCTOV, LLC, a Delaware limited liability company

By:	/s/ Robin A. Sawyer
Name:	Robin A. Sawyer
Title:	Vice President

ANNEX I

TERMS AND CONDITIONS FOR

INCREMENTAL TERM LOAN COMMITMENT AGREEMENT

Dated as of May 16, 2008

1.	Name of Borrower: Fairchild Semiconductor Corporation

2.	B-1 Incremental Term Loan Commitment Amounts (as of the Agreement Effective Date):

Name of Incremental Term Loan Lender	Amount of Incremental Term Loan Commitment
Bank of America, N.A.	$88,000,000
JPMorgan Chase Bank, N.A.	$15,000,000
HSBC Bank USA, N.A.	$13,000,000
Comerica Bank	$10,000,000
RBS Citizens, National Association	$10,000,000
Raymond James Bank, FSB	$8,000,000
Merrill Lynch Bank USA	$2,000,000
Deutsche Bank Trust Company Americas	$2,000,000
Goldman Sachs Credit Partners L.P.	$2,000,000
Total	$150,000,000

3. Designation of Tranche of Incremental Term Loan Commitments (and Incremental Term Loans to be funded thereunder):	B-1 Incremental Term Loans

4. B-1 Incremental Term Loan Borrowing Date:	May 16, 2008

5. B-1 Incremental Term Loan Maturity Date:	June 26, 2013

6. Dates for, and amounts of, B-1 Incremental Term Loan Scheduled Repayments:

Scheduled Repayment Date	Amount
June 30, 2008	$375,000
September 30, 2008	$375,000
December 31, 2008	$375,000
March 31, 2009	$375,000
June 30, 2009	$375,000
September 30, 2009	$375,000
December 31, 2009	$375,000
March 31, 2010	$375,000
June 30, 2010	$375,000
September 30, 2010	$375,000
December 31, 2010	$375,000
March 31, 2011	$375,000
June 30, 2011	$375,000
September 30, 2011	$375,000
December 31, 2011	$375,000

March 31, 2012	$ 375,000
June 30, 2012	$375,000
September 30, 2012	$375,000
December 31, 2012	$375,000
March 31, 2013	$375,000
Incremental Term Loan Maturity Date for B-1 Incremental Term Loans	Outstanding principal balance of the B-1 Incremental Term Loans

7. Applicable Margins:	B-1 Incremental Term Loans maintained as Eurodollar Loans: 2.50%
B-1 Incremental Term Loans maintained as Base Rate Loans: 1.50%

8. Use of Proceeds:	Notwithstanding that Section 7.08 of the Credit Agreement permits the Borrower to use the proceeds of Incremental Term Loans for working capital and general corporate purposes of the Borrower and its Subsidiaries, including to finance Permitted Acquisitions and to refinance the 5% Convertible Senior Subordinated Notes, the Borrower agrees to use the proceeds of the B-1 Incremental Term Loans solely (in addition to cash on hand and availability under the Revolving Loan Commitments) to refinance in full the outstanding 5% Convertible Senior Subordinated Notes. The Borrower agrees that the failure to comply with the foregoing sentence shall be an immediate Event of Default under the Credit Agreement.

ANNEX II

OFFICER’S CERTIFICATE

May 16, 2008

Reference is made to the Credit Agreement (as amended, modified, supplemented, increased and extended from time to time, the “Credit Agreement”) dated as of June 26, 2006 among Fairchild Semiconductor International, Inc., a Delaware corporation (“Holdings”), Fairchild Semiconductor Corporation, a Delaware corporation (the “Borrower”), the Lenders identified therein and Deutsche Bank Trust Company Americas, as Administrative Agent. Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

In connection with the provision of Incremental Term Loan Commitments on the date hereof in the aggregate principal amount of $150 million, the undersigned, the Senior Director, Risk Management and Assistant Treasurer of Holdings, hereby certifies on behalf of Holdings as follows:

1. No Default or Event of Default exists or would result from the provision of such Incremental Term Loan Commitments on the date hereof.

2. All of the representations and warranties contained in the Credit Documents are true and correct in all material respects on the date hereof after giving effect to the provision of such Incremental Term Loan Commitments (unless stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date).

3. Attached hereto as Annex 1 are calculations demonstrating (in reasonable detail) compliance with the covenants contained in Sections 9.07, 9.08 and 9.09 of the Credit Agreement for the Calculation Period most recently ended prior to the date hereof, on a Pro Forma Basis, as if the relevant Incremental Term Loans to be made pursuant to such Incremental Term Loan Commitments (assuming the full utilization thereof) had been incurred, and the proceeds thereof had been applied, on the first day of such Calculation Period.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, I have executed this Officer’s Certificate as of the date set forth above.

FAIRCHILD SEMICONDUCTOR INTERNATIONAL, INC.,
a Delaware corporation

By:	/s/ Carla A. Dupuis
Name:	Carla A. Dupuis
Title:	Senior Director, Risk Management and Assistant Treasurer